Exhibit 99.2

SENIOR HOUSING PROPERTIES TRUST

First Quarter 2010

Supplemental Operating and Financial Data

All amounts in this report are unaudited.

WARNING CONCERNING

FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT CONTAINS STATEMENTS AND IMPLICATIONS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  FORWARD LOOKING STATEMENTS IN THIS REPORT RELATE TO VARIOUS ASPECTS OF OUR BUSINESS, INCLUDING :

•                  OUR ABILITY TO PURCHASE OR SELL PROPERTIES;

•                  OUR ABILITY TO RAISE DEBT OR EQUITY CAPITAL;

•                  OUR ABILITY TO PAY INTEREST AND DEBT PRINCIPAL AND MAKE DISTRIBUTIONS, AND PAY THE AMOUNT OF ANY SUCH DISTRIBUTIONS;

•                  OUR ABILITY TO RETAIN OUR EXISTING TENANTS AND MAINTAIN CURRENT RENTAL RATES;

•                  OUR ABILITY TO RENEW OR REFINANCE OUR REVOLVING CREDIT FACILITY; AND

•                  OTHER MATTERS.

OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FACTORS THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FORWARD LOOKING STATEMENTS AND UPON OUR BUSINESS, RESULTS OF OPERATIONS, FINANCIAL CONDITION, FUNDS FROM OPERATIONS, CASH AVAILABLE FOR DISTRIBUTION, CASH FLOWS, LIQUIDITY AND PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO:

•                  THE IMPACT OF CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS ON US AND OUR TENANTS;

•                  ACTUAL AND POTENTIAL CONFLICTS OF INTEREST WITH OUR MANAGING TRUSTEES, FIVE STAR QUALITY CARE, INC, OR FIVE STAR, AND REIT MANAGEMENT & RESEARCH LLC AND ITS RELATED ENTITIES AND CLIENTS;

•                  COMPLIANCE WITH, AND CHANGES TO, FEDERAL, STATE AND LOCAL LAWS AND REGULATIONS, ACCOUNTING RULES, TAX RATES AND SIMILAR MATTERS;

•                  LIMITATIONS IMPOSED ON OUR BUSINESS AND OUR ABILITY TO SATISFY COMPLEX RULES IN ORDER FOR US TO QUALIFY AS A REAL ESTATE INVESTMENT TRUST FOR U.S. FEDERAL INCOME TAX PURPOSES; AND

•                  COMPETITION WITHIN THE HEALTHCARE AND REAL ESTATE INDUSTRIES.

FOR EXAMPLE:

•                  FIVE STAR MAY EXPERIENCE FINANCIAL DIFFICULTIES AS A RESULT OF A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO:

•                  CHANGES IN MEDICARE AND MEDICAID PAYMENTS WHICH COULD RESULT IN A REDUCTION OF RATES OR A FAILURE OF THESE RATES TO MATCH FIVE STAR’S COST INCREASES;

•                  CHANGES IN REGULATIONS EFFECTING ITS OPERATIONS;

•                  CHANGES IN THE ECONOMY GENERALLY OR GOVERNMENTAL POLICIES WHICH REDUCE THE DEMAND FOR THE SERVICES FIVE STAR OFFERS;

•                  INCREASES IN INSURANCE AND TORT LIABILITY COSTS; AND

•                  INEFFECTIVE INTEGRATION OF NEW ACQUISITIONS.

•                  IF FIVE STAR’S OPERATIONS BECOME UNPROFITABLE, FIVE STAR MAY BECOME UNABLE TO PAY OUR RENTS;

•                  OUR OTHER TENANTS MAY EXPERIENCE LOSSES AND BECOME UNABLE TO PAY OUR RENTS;

•                  IF THE AVAILABILITY OF DEBT CAPITAL BECOMES RESTRICTED, WE MAY BE UNABLE TO RENEW, REFINANCE OR REPAY OUR REVOLVING CREDIT FACILITY OR OUR OTHER DEBT OBLIGATIONS WHEN THEY BECOME DUE OR ON TERMS WHICH ARE AS FAVORABLE AS WE NOW HAVE;

•                  OUR ABILITY TO MAKE FUTURE DISTRIBUTIONS DEPENDS UPON A NUMBER OF FACTORS, INCLUDING OUR FUTURE EARNINGS.  WE MAY BE UNABLE TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS AND FUTURE DISTRIBUTIONS MAY BE SUSPENDED OR PAID AT A LESSER RATE THAN THE DISTRIBUTIONS WE NOW PAY;

•                  OUR ABILITY TO GROW OUR BUSINESS AND INCREASE OUR DISTRIBUTIONS DEPENDS IN LARGE PART UPON OUR ABILITY TO BUY PROPERTIES AND LEASE THEM FOR RENTS WHICH EXCEED OUR CAPITAL COSTS.  WE MAY BE UNABLE TO IDENTIFY PROPERTIES THAT WE WANT TO ACQUIRE OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, ACQUISITION FINANCING OR LEASE TERMS FOR NEW PROPERTIES;

•                  SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO LOCATE NEW TENANTS TO MAINTAIN THE HISTORICAL OCCUPANCY RATES OF, OR RENTS FROM, OUR PROPERTIES;

•                  RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE; AND

•                  OTHER RISKS MAY ADVERSELY IMPACT US, AS DESCRIBED MORE FULLY UNDER “ITEM 1A. RISK FACTORS” IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009.

THESE RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH ARE BEYOND OUR CONTROL, SUCH AS THE APPLICATION AND INTERPRETATION OF RECENTLY PASSED OR NEW LAWS AFFECTING OUR BUSINESS, NATURAL DISASTERS OR CHANGES IN OUR MANAGERS’ OR TENANTS’ REVENUES OR COSTS, OR CHANGES IN CAPITAL MARKETS OR THE ECONOMY GENERALLY.

THE INFORMATION CONTAINED ELSEWHERE IN OUR ANNUAL REPORT ON FORM 10-K OR INCORPORATED THEREIN AND SUBSEQUENT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

COMPANY PROFILE

The Company:

Senior Housing Properties Trust, or SNH, we, or us, is a real estate investment trust, or REIT, which owns independent and assisted living properties, continuing care retirement communities, nursing homes, hospitals, wellness centers and medical office, clinic and biotech laboratory buildings, or MOBs, located throughout the United States.  We are included in a number of stock indices, including the S&P 400 MidCap Index, Russell 1000® Index, the MSCI US REIT Index, FTSE EPRA/NAREIT United States Index and the S&P REIT Composite Index.

Management:

SNH is managed by Reit Management & Research LLC, or RMR.  RMR is a real estate management company which was founded in 1986 to manage public investments in real estate.  As of March 31, 2010, RMR manages one of the largest portfolios of publicly owned real estate in North America, including 1,360 properties located in 45 states, Washington, D.C., Puerto Rico and Ontario, Canada.  RMR has  more than 600 employees in its headquarters and regional offices located throughout the U.S.  In addition to managing SNH, RMR manages HRPT Properties Trust, a publicly traded REIT that primarily owns office  and industrial properties, Hospitality Properties Trust, or HPT, a publicly traded REIT that owns hotels and travel centers, and Government Properties Income Trust, a publicly traded REIT that owns buildings majority leased to government tenants located throughout the U.S. RMR also provides management services to Five Star Quality Care, Inc., or Five Star, a healthcare services company which is our largest tenant, and to TravelCenters of America LLC, an operator of travel centers which is a tenant of HPT.  An affiliate of RMR, RMR Advisors, Inc., is the investment manager of mutual funds, which principally invest in securities of unaffiliated real estate companies. The public companies managed by RMR and its affiliates had combined total gross assets of over $17 billion as of March 31, 2010.  We believe that being managed by RMR is a competitive advantage for SNH because RMR provides us with a depth and quality of management and experience which may be unequaled in the real estate industry.  We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services.

Strategy:

Our business plan is to maintain our investment portfolio of independent and assisted living properties, continuing care retirement communities, nursing homes, hospitals and MOBs and to acquire additional healthcare related properties primarily for income and secondarily for appreciation potential.  Our current growth strategy is focused on making acquisitions of geographically diverse, primarily independent and assisted senior living properties where the majority of the residents pay for occupancy and services with their private resources rather than through government programs  and to acquire MOBs.  We also may sometimes invest in other properties, such as the wellness centers, which offer special services intended to promote healthy living. We base our acquisition decisions on the historical and projected operating results of the target properties and the financial strength of the proposed tenants and their guarantors, among other considerations.  We currently do not have any investments in off balance sheet entities.

Stock Exchange Listing:	Corporate Headquarters:

New York Stock Exchange	400 Centre Street
Newton, MA 02458
Trading Symbol:	(t) (617) 796-8350
(f) (617) 796-8349
Common Shares — SNH
Senior Unsecured Debt Ratings:

Moody’s — Ba1 Standard & Poor’s — BBB-

Portfolio Concentration by Facility Type (as of 3/31/10) ($ in 000):

		Number of
	Number of	Units/Beds or		Carrying Value of		Annualized
	Properties	Square Feet		Investment (1)	Percent	Current Rent	Percent
Independent living (2)	43	11,524		$1,124,891	33.9%	$111,618	33.8%
Assisted living (2)	131	9,342		1,029,649	31.0%	94,424	28.6%
Nursing homes (2)	56	5,707		226,911	6.8%	20,353	6.2%
Rehabilitation hospitals	2	364		64,130	1.9%	9,884	3.0%
Wellness centers	10	812,000	sq. ft.	180,017	5.4%	17,069	5.2%
Medical office buildings (MOBs)	56	2,867,862	sq. ft.	698,747	21.0%	76,347	23.2%
Total	298			$3,324,345	100.0%	$329,695	100.0%

Operating Statistics by Tenant ($ in 000):

		Number of			As Of Or For The Last 12 Months Ended December 31, 2009
	Number of	Units/Beds or		Annualized	Rent		Percent
Tenant	Properties	Square Feet		Current Rent	Coverage (3)	Occupancy (3)	Private Pay (3) (4)
Five Star (Lease No. 1)	89	6,468		$53,895	1.28x	86%	61%
Five Star (Lease No. 2)	49	6,031		49,579	1.30x	82%	52%
Five Star (Lease No. 3)	28	5,618		61,991	1.51x	89%	87%
Five Star (Lease No. 4)	26	2,720		23,026	1.05x	85%	67%
Sunrise Senior Living, Inc. / Marriott (5)	14	4,091		32,507	1.39x	89%	71%
Brookdale Senior Living, Inc.	18	894		8,349	2.11x	91%	100%
6 private companies (combined)	8	1,115		6,932	1.94x	84%	23%
Wellness centers	10	812,000	sq. ft.	17,069	2.27x	100%	NA
Multi-tenant MOBs	56	2,867,862	sq. ft.	76,347	NA	96%	NA
Total	298			$329,695

(1)	Amounts are before depreciation, but after impairment write downs, if any.
(2)	Properties are categorized by the type of living units/beds which constitute a majority of the total living units/beds at the property.
(3)

All tenant operating data presented is based upon the operating results provided by our tenants for the indicated periods. Rent coverage is calculated as operating cash flow from our tenants’ facility operations, before subordinated charges, divided by minimum rents payable to us. We have not independently verified our tenants’ operating data.

(4)	Represents the percentage of SNH’s rental income that is derived from senior living properties where the operating revenues are greater than 80% from sources other than Medicare and Medicaid.
(5)	Marriott International, Inc., or Marriott, guarantees this lease.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Adam D. Portnoy
Managing Trustee	Managing Trustee

John L. Harrington	Jeffrey P. Somers
Independent Trustee	Independent Trustee

Frederick N. Zeytoonjian
Independent Trustee

Senior Management

David J. Hegarty	Richard A. Doyle
President & Chief Operating Officer	Treasurer & Chief Financial Officer

Contact Information

Investor Relations	Inquiries
Senior Housing Properties Trust	Financial inquiries should be directed to Richard A. Doyle,
400 Centre Street	Treasurer and Chief Financial Officer, at (617) 219-1405
Newton, MA 02458	or rdoyle@snhreit.com.
(t) (617) 796-8350
(f) (617) 796-8349	Investor and media inquiries should be directed to
(email) info@snhreit.com	Timothy A. Bonang, Vice President, Investor Relations
(website) www.snhreit.com	Elisabeth Heiss, Manager, Investor Relations
(617) 796-8234, tbonang@snhreit.com or eheiss@snhreit.com.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

RESEARCH COVERAGE

Equity Research Coverage

Bank of America / Merrill Lynch	R.W. Baird
Jeffrey Spector	David AuBuchon
(646) 855-1363	(314) 863-4235

Jefferies & Company	Stifel Nicolaus
Tayo Okusanya	Jerry Doctrow
(212) 336-7076	(443) 224-1309

JMP Securities	UBS
Peter Martin	Dustin Pizzo
(415) 835-8904	(212) 713-4847

Raymond James	Wells Fargo Securities
Paul Puryear	Todd Stender
(727) 567-2253	(212) 214-8067

RBC
Kevin Ellich
(612) 313-1247

Debt Research Coverage

UBS

Steven Valiquette

(203) 719-2347

Rating Agencies

Moody’s Investors Service	Standard and Poor’s
Lori Marks	James Fielding
(212) 553-1098	(212) 438-2452

SNH is followed by the analysts and its publicly held debt is rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding SNH’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of SNH or its management.  SNH does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

Senior Housing Properties Trust

Supplemental Operating and Financial Data

KEY FINANCIAL DATA

(share amounts and dollars in thousands, except per share data)

	As of and For the Three Months Ended
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009

Shares Outstanding (1):
Common shares outstanding (at end of period)	127,403	127,378	127,378	120,464	120,398
Weighted average common shares outstanding during period	127,380	127,378	121,665	120,455	117,853

Common Share Data:
Price at end of period	$22.15	$21.87	$19.11	$16.32	$14.02
High during period	$22.57	$22.80	$22.13	$18.37	$18.45
Low during period	$19.59	$18.19	$15.01	$13.34	$10.68
Annualized dividends paid per share	$1.44	$1.44	$1.44	$1.44	$1.40
Annualized dividend yield (at end of period)	6.5%	6.6%	7.5%	8.8%	10.0%

Market Capitalization:
Total debt (book value)	$1,038,058	$1,042,219	$984,240	$707,020	$653,718
Plus: market value of common shares (at end of period)	2,821,976	2,785,757	2,434,194	1,965,972	1,687,980
Total market capitalization	$3,860,034	$3,827,976	$3,418,434	$2,672,992	$2,341,698
Total debt / total market capitalization	26.9%	27.2%	28.8%	26.5%	27.9%

Book Capitalization:
Total debt	$1,038,058	$1,042,219	$984,240	$707,020	$653,718
Plus: total shareholders’ equity	1,885,317	1,900,650	1,916,065	1,809,573	1,819,399
Total book capitalization	$2,923,375	$2,942,869	$2,900,305	$2,516,593	$2,473,117
Total debt / total book capitalization	35.5%	35.4%	33.9%	28.1%	26.4%

Selected Balance Sheet Data:
Total assets	$2,966,022	$2,987,926	$2,955,036	$2,560,198	$2,508,542
Total liabilities	$1,080,705	$1,087,276	$1,038,971	$750,625	$689,143
Gross book value of real estate assets (2)	$3,324,345	$3,317,983	$3,201,544	$2,896,734	$2,838,751
Total debt / gross book value of real estate assets (2)	31.2%	31.4%	30.7%	24.4%	23.0%

Selected Income Statement Data:
Total revenues (3)	$80,704	$87,245	$72,365	$69,585	$68,585
EBITDA (4)	$73,187	$69,932	$64,852	$62,253	$62,798
Net income	$29,984	$32,106	$15,565	$30,511	$31,533
Funds from operations (FFO) (5)	$54,808	$52,376	$49,420	$52,828	$52,134
Common distributions paid	$45,865	$45,856	$45,856	$43,367	$42,159

Per Share Data:
Net income	$0.24	$0.25	$0.13	$0.25	$0.27
FFO (5)	$0.43	$0.41	$0.41	$0.44	$0.44
Common distributions declared	$0.36	$0.36	$0.36	$0.36	$0.35
FFO payout ratio (5)	83.7%	87.8%	87.8%	81.8%	79.5%

Coverage Ratios:
EBITDA (3) / interest expense	4.0x	3.7x	4.1x	5.8x	5.8x

(1)          SNH has no outstanding common share equivalents, such as units, convertible debt or stock options.

(2)          Gross book value of real estate assets is real estate properties, at cost, after impairment write downs, if any.

(3)          During the fourth quarter of 2009, we recognized $9.1 million of percentage rent for the year ended December 31, 2009.

(4)          See page 13 for calculation of EBITDA.

(5)          See page 14 for calculation of FFO.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

CONDENSED CONSOLIDATED BALANCE SHEET

(amounts in thousands, except share data)

	As of March 31, 2010	As of December 31, 2009
ASSETS
Real estate properties:
Land	$365,576	$365,576
Buildings, improvements and equipment	2,958,769	2,952,407
	3,324,345	3,317,983
Less accumulated depreciation	475,451	454,317
	2,848,894	2,863,666

Cash and cash equivalents	5,486	10,494
Restricted cash	4,643	4,222
Deferred financing fees, net	14,942	14,882
Acquired real estate leases, net	41,032	42,769
Other assets	51,025	51,893
Total assets	$2,966,022	$2,987,926

LIABILITIES AND SHAREHOLDERS’ EQUITY
Unsecured revolving credit facility	$58,000	$60,000
Senior unsecured notes due 2012 and 2015, net of discount	322,196	322,160
Secured debt and capital leases	657,862	660,059
Accrued interest	10,836	13,693
Acquired real estate lease obligations, net	9,318	9,687
Other liabilities	22,493	21,677
Total liabilities	1,080,705	1,087,276

Commitments and contingencies

Shareholders’ equity:
Common shares of beneficial interest, $0.01 par value: 149,700,000 shares authorized, 127,402,807 and127,377,665 shares issued and outstanding at March 31, 2010 and December 31, 2009, respectively	1,274	1,273
Additional paid in capital	2,227,061	2,226,474
Cumulative net income	670,017	640,033
Cumulative distributions	(1,014,967)	(969,111)
Unrealized gain on investments	1,932	1,981
Total shareholders’ equity	1,885,317	1,900,650
Total liabilities and shareholders’ equity	$2,966,022	$2,987,926

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

CONDENSED CONSOLIDATED STATEMENT OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended
	3/31/2010	3/31/2009

Rental income (1)	$80,447	$68,377

Expenses:
Depreciation	22,289	18,389
General and administrative	5,501	4,751
Property operating expenses	4,375	2,955
Acquisition costs	35	112
Total expenses	32,200	26,207

Operating income	48,247	42,170

Interest and other income	257	208
Interest expense	(18,414)	(10,776)
Equity in losses of an investee	(28)	-
Income before income tax expense	30,062	31,602
Income tax expense	(78)	(69)
Net income	$29,984	$31,533

Weighted average common shares outstanding	127,380	117,853

Earnings per share:
Net income	$0.24	$0.27

Additional Data:
General and administrative expenses / rental income	6.8%	6.9%
General and administrative expenses / total assets (at end of period)	0.2%	0.2%

Straight-line rent included in rental income (1)	$1,540	$999
Lease Value Amortization included in rental income (1)	$(275)	$(159)
Deferred percentage rent (2)	$2,500	$2,100
Amortization of deferred financing fees and debt discounts	$558	$540
Non-cash stock based compensation	$369	$222
Lease termination fees included in rental income	$-	$-
Capitalized interest expense	$-	$-

(1)

We report rental income on a straight line basis over the terms of the respective leases. Rental income includes non-cash straight line rent adjustments. Rental income includes non-cash amortization of intangible lease assets and liabilities.

(2)

Our percentage rents are generally calculated on an annual basis. We recognize percentage rental income received during the first, second and third quarters in the fourth quarter when all contingencies related to percentage rents are satisfied. Although recognition of this revenue is deferred until the fourth quarter, for purposes of providing additional data to investors, we provide estimated amounts of deferred percentage rents with respect to those periods; the fourth quarter calculations exclude the amounts recognized during the first three quarters.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(amounts in thousands)

	For the Three Months Ended
	3/31/2010	3/31/2009
Cash flows from operating activities:
Net income	$29,984	$31,533
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	22,289	18,389
Amortization of deferred financing fees and debt discounts	558	540
Amortization of acquired real estate leases	275	160
Equity in losses of an investee	28	-
Change in assets and liabilities:
Restricted cash	(421)	(433)
Other assets	747	2,274
Accrued interest	(2,857)	(2,941)
Other liabilities	1,406	3,119
Cash provided by operating activities	52,009	52,641

Cash flows used for investing activities:
Acquisitions	(6,362)	(32,252)
Investment in Affiliates Insurance Company	(20)	-
Cash used for investing activities	(6,382)	(32,252)

Cash flows from financing activities:
Proceeds from issuance of common shares, net	-	96,767
Proceeds from borrowings on revolving credit facility	30,000	32,000
Repayments of borrowings on revolving credit facility	(32,000)	(108,000)
Repayment of other debt	(2,196)	(751)
Deferred financing fees	(583)	(739)
Distributions to shareholders	(45,856)	(40,090)
Cash used for financing activities	(50,635)	(20,813)

Decrease in cash and cash equivalents	(5,008)	(424)
Cash and cash equivalents at beginning of period	10,494	5,990
Cash and cash equivalents at end of period	$5,486	$5,566

Supplemental cash flow information:
Interest paid	$21,271	$13,717

Non-cash financing activities:
Issuance of common shares	590	28

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

CALCULATION OF EBITDA

(dollars in thousands)

		For the Three Months Ended
		3/31/2010	3/31/2009

Net income		$29,984	$31,533
Plus:	interest expense	18,414	10,776
	depreciation expense	22,289	18,389
	deferred percentage rent adjustment (1)	2,500	2,100
EBITDA		$73,187	$62,798

(1)               Our percentage rents are generally calculated on an annual basis. We recognize percentage rental income received during the first, second and third quarters in the fourth quarter when all contingencies related to percentage rents are satisfied.  Although recognition of this revenue is deferred until the fourth quarter, our EBITDA calculation for the first three quarters include estimated amounts of deferred percentage rents with respect to those periods; the fourth quarter calculation of EBITDA excludes the amounts recognized during the first three quarters.

We define EBITDA as net income plus interest expense, taxes, depreciation and amortization, if any, and less gain on sale of properties, if any.  We also add back impairment of assets and adjust for estimated amounts of deferred percentage rent.  We consider EBITDA to be an important measure of our performance along with net income and cash flow from operating, investing and financing activities. We believe that EBITDA provides useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA can facilitate a comparison of performance during different periods and of operating performance among REITs. EBITDA does not represent cash generated by operating activities in accordance with U.S. generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity. In particular, because EBITDA excludes depreciation and amortization, it does not measure the capital we require to maintain our fixed assets. In addition, because EBITDA does not include interest expense, it does not take into account the total amount of interest we pay on outstanding debt nor does it show trends in interest costs due to changes in borrowings or changes in interest rates. Also, other companies may calculate EBITDA differently than we do.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

		For the Three Months Ended
		3/31/2010	3/31/2009

Net income		$29,984	$31,533
Plus:	depreciation expense	22,289	18,389
	acquisition costs	35	112
	deferred percentage rent adjustment (1)	2,500	2,100
FFO		$54,808	$52,134

Weighted average shares outstanding		127,380	117,853

FFO per share		$0.43	$0.44

(1)               Our percentage rents are generally calculated on an annual basis. We recognize percentage rental income received during the first, second and third quarters in the fourth quarter when all contingencies related to percentage rents are satisfied.  Although recognition of this revenue is deferred until the fourth quarter, our FFO calculation for the first three quarters include estimated amounts of deferred percentage rents with respect to those periods; the fourth quarter calculation of FFO excludes the amounts recognized during the first three quarters.

We compute FFO as shown above.  Our calculation of FFO differs from the definition of FFO by the National Association of Real Estate Investment Trusts, or NAREIT, because we include deferred percentage rent, if any, exclude impairment of assets, if any, and exclude acquisition costs, if any, in the determination of FFO. We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities.  We believe that FFO provides useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, acquisition costs and gain or loss on sale of properties, FFO can facilitate a comparison of operating performances by a REIT over time and among REITs.  FFO does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  Also, other REITs may calculate FFO differently than we do.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

DEBT SUMMARY

(dollars in thousands)

	Coupon	Interest	Principal	Maturity	Due at	Years to
	Rate	Rate (1)	Balance	Date	Maturity	Maturity

Secured Fixed Rate Debt:
Mortgage - secured by 16 properties	6.330%	6.970%	$32,646	7/1/2012	$30,579	2.3
Mortgage - secured by 4 properties	6.420%	6.110%	11,385	12/1/2013	10,565	3.7
Mortgage - secured by 2 properties	6.310%	6.910%	14,686	12/1/2013	13,404	3.7
Mortgage - secured by 1 property (2)	6.500%	6.500%	4,364	1/11/2013	4,137	2.8
Mortgage - secured by 8 properties (3)	6.540%	6.540%	49,186	5/1/2017	42,334	7.1
Mortgage - secured by 28 properties (4)	6.710%	6.710%	306,195	9/1/2019	266,704	9.4
Mortgage - secured by 1 property (2)	7.310%	7.310%	3,903	1/1/2022	41	11.8
Mortgage - secured by 1 property (2)	7.850%	7.850%	1,909	1/1/2022	21	11.8
Capital leases - 2 properties	7.700%	7.700%	14,831	4/30/2026	-	16.1
Tax exempt bonds - secured by 1 property	5.875%	5.875%	14,700	12/1/2027	14,700	17.7
Weighted average rate / total secured fixed rate debt	6.657%	6.715%	$453,805		$382,485	8.8

Secured Floating Rate Debt:
Mortgage - secured by 28 properties (4)	6.378%	6.378%	$204,057	9/1/2019	$176,119	9.4

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 80 b.p.) (5)	1.030%	1.030%	$58,000	12/31/2010	$58,000	0.8

Unsecured Fixed Rate Debt (6):
Senior notes due 2012	8.625%	8.625%	$225,000	1/15/2012	$225,000	1.8
Senior notes due 2015 (7)	7.875%	7.875%	97,500	4/15/2015	97,500	5.0
Weighted average rate / total unsecured fixed rate debt	8.398%	8.398%	$322,500		$322,500	2.8

Weighted average rate / total unsecured debt	7.275%	7.275%	$380,500		$380,500	2.5

Summary Debt:
Weighted average rate / total secured fixed rate debt	6.657%	6.715%	$453,805		$382,485	8.8
Weighted average rate / total secured variable rate debt	6.378%	6.378%	204,057		176,119	9.4
Weighted average rate / total unsecured floating rate debt	1.030%	1.030%	58,000		58,000	0.8
Weighted average rate / total unsecured fixed rate debt	8.398%	8.398%	322,500		322,500	2.8
Weighted average rate / total debt	6.829%	6.854%	$1,038,362		$939,104	6.6

(1)

Includes the effect of interest rate protection, mark to market accounting for certain assumed mortgages, and premiums and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs.

(2)	These three mortgages are secured by two properties.
(3)	Includes eight first mortgages at a weighted average interest rate of 6.54% and seven second mortgages at an interest rate of 6.5%. The weighted average interest rate on these mortgages is 6.54%.
(4)	A portion of this loan which is secured by 28 senior living communities requires interest at a fixed rate and a portion of this loan requires interest at a floating rate.
(5)

Represents amounts outstanding on SNH’s $550.0 million revolving credit facility at March 31, 2010. Subject to certain conditions, at SNH’s option, this facility’s maturity date can be extended to December 31, 2011 upon payment of a fee.

(6)	Excludes $200.0 million principal balance of our 6.75% senior notes due 2020 issued by us on April 9, 2010.
(7)	In April 2010, we called all of these notes for redemption on May 17, 2010, utilizing a portion of the net proceeds from our issuance of the 6.75% senior notes due 2020 described in Note 6 above.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured
	Fixed Rate	Secured	Unsecured		Unsecured
	Debt and	Floating	Floating		Fixed
Year	Capital Leases	Rate Debt	Rate Debt	(1)	Rate Debt	(2)	Total
2010	$4,679	$1,620	$58,000		$-		$64,299
2011	6,729	2,349	-		-		9,078
2012	36,592	2,469	-		225,000		264,061
2013	34,065	2,670	-		-		36,735
2014	6,045	2,848	-		-		8,893
2015	6,501	3,037	-		97,500	(3)	107,038
2016	6,935	3,204	-		-		10,139
2017	48,549	3,453	-		-		52,002
2018	6,690	3,683	-		-		10,373
2019 and thereafter	297,020	178,724	-		-		475,744
	$453,805	$204,057	$58,000		$322,500		$1,038,362

(1)

Represents amounts outstanding on SNH’s $550.0 million revolving credit facility at March 31, 2010. Subject to certain conditions, at SNH’s option, this facility’s maturity date can be extended to December 31, 2011 upon payment of a fee.

(2)	Excludes $200.0 million principal balance of our 6.75% senior notes due 2020 issued by us on April 9, 2010.
(3)	In April 2010, we called all of these notes for redemption on May 17, 2010, utilizing a portion of the net proceeds from our issuance of the 6.75% senior notes due 2020 described in Note 2 above.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
Leverage Ratios:

Total debt / total assets	35.0%	34.9%	33.3%	27.6%	26.1%
Total debt / gross book value of real estate assets (1)	31.2%	31.4%	30.7%	24.4%	23.0%
Total debt / total market capitalization	26.9%	27.2%	28.8%	26.5%	27.9%
Total debt / total book capitalization	35.5%	35.4%	33.9%	28.1%	26.4%
Secured debt / total assets	22.2%	22.1%	22.4%	5.9%	6.0%
Variable rate debt / total debt	25.2%	25.4%	20.8%	33.2%	27.7%

Coverage Ratios:

EBITDA (2) / interest expense	4.0x	3.7x	4.1x	5.8x	5.8x

Public Debt Covenants (3):

Total debt / adjusted total assets - allowable maximum 60.0%	30.3%	30.5%	29.2%	23.9%	22.4%
Secured debt / adjusted total assets - allowable maximum 40.0%	19.2%	19.3%	19.7%	5.1%	5.2%
Consolidated income available for debt service / debt service - required minimum 2.00x	3.57x	3.84x	4.26x	6.12x	6.14x
Total unencumbered assets to unsecured debt - required minimum 1.50x	7.05x	7.00x	8.13x	4.89x	5.27x

(1)	Gross book value of real estate assets is real estate properties, at cost, less impairment write downs, if any.
(2)	See page 13 for the calculation of EBITDA.
(3)

Adjusted total assets and unencumbered assets include original cost of real estate assets less impairment write downs and exclude depreciation and amortization, accounts receivable and intangible assets. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, gains and losses on sales of property and amortization of deferred charges.

Senior Housing Properties Trust
Supplemental Operating and Financial Data
March 31, 2010

2010 ACQUISITIONS / DISPOSITIONS INFORMATION
(dollars and sq. ft. in thousands, except per sq. ft. amounts)

Senior Living Acquisitions: (1)
						Purchase	Initial
Date			Number of		Purchase	Price	Lease
Acquired	Tenant	Type of Property	Properties	Units	Price	Per Unit	Rate

There were no senior living acquisitions during the three months ended March 31, 2010.

MOB Acquisitions:

Weighted
						Purchase		Average
Date			Number of		Purchase	Price	Cap	Remaining	Percent
Acquired	Location	Type of Property	Properties	Sq. Ft.	Price	per Sq. Ft.	Rate	Lease Term	Leased	Major Tenant

There were no MOB acquisitions during the three months ended March 31, 2010.

Dispositions:

Date			Number of			Book Gain / Loss
Sold	Location	Type of Property	Properties	Sale Price	NBV	on Sale

There were no dispositions during the three months ended March 31, 2010.

(1)

During the three months ended March 31, 2010, pursuant to the terms of our leases with Five Star, we purchased from Five Star, at cost, $6.2 million of improvements made to our properties leased by  Five Star, and, as a result, Five Star’s annual rent payable to us increased approximately $495,000.

PORTFOLIO INFORMATION

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

PORTFOLIO SUMMARY BY FACILITY TYPE AND TENANT
(dollars in thousands except annualized rental income per living unit, bed or square foot)

									Annualized
		Number of				Investment			Rental Income per
	Number of	Units/Beds or		Carrying Value of		per Unit/Bed or	Annualized		Living Unit, Bed or
	Properties	Square Feet		Investment (1)	Percent	Square Foot	Current Rent	Percent	Square Foot (2)
Facility Type:
Independent living (3)	43	11,524		$1,124,891	33.9%	$97.6	$111,618	33.8%	$9,686
Assisted living (3)	131	9,342		1,029,649	31.0%	$110.2	94,424	28.6%	$10,107
Nursing homes (3)	56	5,707		226,911	6.8%	$39.8	20,353	6.2%	$3,566
Rehabilitation hospitals (4)	2	364		64,130	1.9%	$176.2	9,884	3.0%	NA
Wellness centers (5)	10	812,000	sq. ft.	180,017	5.4%	$221.7	17,069	5.2%	NA
Medical office buildings (MOBs) (6)	56	2,867,862	sq. ft.	698,747	21.0%	$243.6	76,347	23.2%	$27
Total	298			$3,324,345	100.0%		$329,695	100.0%

Tenant:
Five Star (Lease No. 1)	89	6,468		$630,767	19.0%	$97.5	$53,895	16.3%	$8,333
Five Star (Lease No. 2) (4)	49	6,031		505,687	15.2%	$83.8	49,579	15.0%	$7,005
Five Star (Lease No. 3)	28	5,618		621,643	18.7%	$110.7	61,991	18.8%	$11,034
Five Star (Lease No. 4)	26	2,720		252,103	7.6%	$92.7	23,026	7.0%	$8,465
Sunrise Senior Living, Inc. / Marriott (7)	14	4,091		325,165	9.8%	$79.5	32,507	9.9%	$7,946
Brookdale Senior Living, Inc.	18	894		61,122	1.8%	$68.4	8,349	2.5%	$9,339
6 private companies (combined)	8	1,115		49,094	1.5%	$44.0	6,932	2.1%	$6,217
Wellness centers (5)	10	812,000	sq. ft.	180,017	5.4%	$221.7	17,069	5.2%	NA
Multi-tenant MOBs (6)	56	2,867,862	sq. ft.	698,747	21.0%	$243.6	76,347	23.2%	$27
Total	298			$3,324,345	100.0%		$329,695	100.0%

(1)	Amounts are before depreciation, but after impairment write downs, if any.
(2)	Represents annualized rent divided by the number of living units, beds or square feet leased at March 31, 2010.
(3)	Properties are categorized by the type of living units/beds which constitute a majority of the total living units/beds at the property.
(4)

Annualized rental income per living unit, bed or square foot excludes the two rehabilitation hospitals because these properties have extensive clinic space for services to both overnight patients and patients who receive treatment and do not stay overnight, and these properties are not comparable to residential senior living properties.

(5)

Annualized rental income per living unit, bed or square foot excludes the wellness centers because these properties have extensive indoor and outdoor recreation space which is not comparable to properties where rent is based on interior space only.

(6)

Our MOB leases include both triple net leases where, in addition to paying fixed rents, the tenants assume the obligation to operate and maintain the properties at their expenses, and net and modified gross leases where we are responsible to operate and maintain the properties and we charge tenants for some or all of the property operating costs. A small percentage of our MOB leases are so-called “full-service” leases where we receive fixed rent from our tenants and no reimbursement for our property operating costs.

(7)	Marriott guarantees this lease.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

OCCUPANCY BY PROPERTY TYPE AND TENANT

	For the Twelve Months Ended
	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008
Property Type:
Independent living	87%	88%	89%	89%	90%
Assisted living	87%	88%	89%	89%	89%
Nursing homes	84%	84%	84%	85%	86%
Rehabilitation hospitals	60%	61%	63%	63%	64%
Wellness centers	100%	100%	100%	100%	100%
MOBs	96%	98%	99%	99%	99%

Tenant:
Five Star (Lease No. 1)	86%	87%	88%	88%	88%
Five Star (Lease No. 2)	82%	82%	83%	84%	84%
Five Star (Lease No. 3)	89%	90%	91%	91%	92%
Five Star (Lease No. 4)	85%	85%	87%	88%	88%
Sunrise Senior Living, Inc. / Marriott	89%	90%	90%	91%	91%
Brookdale Senior Living, Inc.	91%	92%	93%	93%	93%
6 private senior living companies (combined)	84%	82%	82%	82%	84%
Wellness centers	100%	100%	100%	100%	100%
Multi-tenant MOBs	96%	98%	99%	99%	99%

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated quarterly periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants.  We have not independently verified our tenants’ operating data.  Excludes historical data for periods prior to our ownership of certain properties.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

% PRIVATE PAY BY SENIOR LIVING PROPERTY TYPE AND TENANT (1)

	For the Twelve Months Ended
	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008
Property Type:
Independent living	78%	78%	78%	78%	78%
Assisted living	92%	92%	92%	92%	92%
Nursing homes	27%	27%	27%	27%	28%
Rehabilitation hospitals	33%	34%	35%	34%	33%

Tenant:
Five Star (Lease No. 1)	61%	60%	60%	61%	58%
Five Star (Lease No. 2)	52%	52%	53%	52%	52%
Five Star (Lease No. 3)	87%	87%	87%	87%	88%
Five Star (Lease No. 4)	67%	67%	68%	68%	69%
Sunrise Senior Living, Inc. / Marriott	71%	68%	66%	66%	66%
Brookdale Senior Living, Inc.	100%	100%	99%	99%	99%
6 private senior living companies (combined)	23%	23%	24%	25%	26%

(1)           Private pay excludes revenues from the Medicare and Medicaid programs.

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated quarterly periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants.  We have not independently verified our tenants’ operating data.  Excludes historical data for periods prior to our ownership of certain properties.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

RENT COVERAGE BY TENANT (EXCLUDING MOBs)
For the Twelve Months Ended
Tenant	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008
Five Star (Lease No. 1)	1.28x	1.27x	1.25x	1.21x	1.21x
Five Star (Lease No. 2)	1.30x	1.27x	1.26x	1.27x	1.33x
Five Star (Lease No. 3)	1.51x	1.54x	1.58x	1.59x	1.58x
Five Star (Lease No. 4)	1.05x	1.09x	1.13x	1.21x	1.29x
Sunrise Senior Living, Inc. / Marriott	1.39x	1.38x	1.43x	1.43x	1.47x
Brookdale Senior Living, Inc.	2.11x	2.09x	2.10x	2.11x	2.11x
6 private senior living companies (combined)	1.94x	1.96x	1.87x	1.85x	1.96x
Wellness centers	2.27x	2.33x	2.36x	2.36x	2.34x

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated quarterly periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified our tenants’ operating data. Excludes data for periods prior to our ownership of certain properties. Rent coverage is calculated as operating cash flow from our tenants’ facility operations, before subordinated charges and capital expenditure reserves, if any, divided by rent payable to us.

Senior Housing Properties Trust

Supplemental Operating and Financial Data

March 31, 2010

PORTFOLIO LEASE EXPIRATION SCHEDULE
(dollars in thousands)

	Annualized Rent
Year	Short and Long Term Residential Care Facilities	MOBs	Wellness Centers	Total	Percent of Total Annualized Current Rent Expiring	Cumulative Percentage of Annualized Current Rent Expiring

2010	$1,373	$1,833	$-	$3,206	1.0%	1.0%
2011	-	2,146	-	2,146	0.7%	1.7%
2012	-	5,999	-	5,999	1.8%	3.5%
2013	32,507	3,691	-	36,198	11.0%	14.5%
2014	-	3,114	-	3,114	0.9%	15.4%
2015	2,065	6,081	-	8,146	2.5%	17.9%
2016	2,895	6,604	-	9,499	2.9%	20.8%
2017	31,375	1,715	-	33,090	10.0%	30.8%
2018	-	1,898	-	1,898	0.6%	31.4%
2019 and after	166,064	43,266	17,069	226,399	68.6%	100.0%
Total	$236,279	$76,347	$17,069	$329,695	100.0%

Average remaining lease term for all properties (weighted by rent)				12.5 years

Number of Living Units or Beds or Square Feet with Leases Expiring
Year	Short and Long Term Residential Care Facilities (Units/Beds)	Percent of Total Living Units or Beds Expiring	Cumulative Percentage of Total Living Units or Beds Expiring	MOBs (Square Feet)	Wellness Centers (Square Feet)	Total Square Feet	Percent of Total Square Feet Expiring	Cumulative Percent of Total Square Feet Expiring

2010	140	0.5%	0.5%	47,897	-	47,897	1.3%	1.3%
2011	-	0.0%	0.5%	65,702	-	65,702	1.8%	3.1%
2012	-	0.0%	0.5%	288,084	-	288,084	8.0%	11.1%
2013	4,091	15.2%	15.7%	143,974	-	143,974	4.0%	15.1%
2014	-	0.0%	15.7%	105,884	-	105,884	3.0%	18.1%
2015	283	1.1%	16.8%	261,693	-	261,693	7.3%	25.4%
2016	517	1.9%	18.7%	319,831	-	319,831	8.9%	34.3%
2017	3,614	13.4%	32.1%	47,866	-	47,866	1.3%	35.6%
2018	-	0.0%	32.1%	55,775	-	55,775	1.6%	37.2%
2019 and after	18,292	67.9%	100.0%	1,437,823	812,000	2,249,823	62.8%	100.0%
Total	26,937	100.0%		2,774,529	812,000	3,586,529	100.0%